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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 5, 2004

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-877-7000

___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS
A.    Rule as to Use of Form 8-K.

1.  Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

2.    Form 8-K may be used by a registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule). Such filing is also deemed to be filed pursuant to any rule for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).

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Item 1.02	Termination of a Material Definitive Agreement.

On October 5, 2004, the Registrant entered into a Termination Agreement (the åTermination Agreementæ) by and among Vail Resorts, Inc. (åVailæ), the Registrant and Apollo Ski Partners, L.P. (åApolloæ). In accordance with the Termination Agreement, the parties agreed to terminate the Shareholder Agreement dated as of January 3, 1997, as amended, by and among Vail, the Registrant and Apollo (the åShareholder Agreementæ). The Registrant agreed to terminate the Shareholder Agreement prior to its anticipated termination at the end of October or early November of 2004. Pursuant to the Termination Agreement, the Registrant’s registration rights under the Shareholder Agreement will survive for eighteen months from the date of the Termination Agreement. Under the Registrant’s rights portion of the Shareholder Agreement, the Registrant can elect to have Vail file a Registration Statement to effect the sale of some (at least 6% of Vail’s outstanding shares) or all of the Registrant’s shares of common stock in Vail. Two of the Registrant’s Directors (Messrs. Stiritz and Micheletto) currently serve as Directors of Vail. No early termination penalties were incurred by the Registrant as a result of terminating the Shareholder Agreement. A copy of the Termination Agreement is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

Item 9.01	Exhibits.

Exhibit 99.1	Termination Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date: October 6, 2004	By: /s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Termination Agreement